CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   [7/30/04]

[$350,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 21.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,857
Total Outstanding Loan Balance	$767,824,528*	Min	Max
Average Loan Current Balance	$158,086	$9,997	$1,120,899
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.01%	4.25%	13.84%
Arm Weighted Average Coupon	6.96%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.31%	1.86%	11.26%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.2%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
1. - 25,000.	24	0.1	435,574	10.63	291	728	96.8	32.8	40.8	100.0	8.5
25,001. - 50,000.	182	1.0	7,638,546	8.70	340	610	79.9	70.7	83.9	14.4	51.0
50,001. - 75,000.	584	4.8	36,838,288	7.92	348	623	82.9	72.1	79.4	1.9	45.1
75,001. - 400,000.	3,919	84.7	650,642,100	6.99	357	632	82.1	60.7	91.9	0.2	48.9
400,001. - 500,000.	113	6.6	50,604,128	6.57	357	660	82.7	56.9	98.3	0.0	37.1
500,001. - 600,000.	21	1.5	11,718,090	6.73	359	658	80.6	47.4	95.2	0.0	33.2
600,001. - 700,000.	10	0.8	6,523,516	6.10	359	691	75.7	80.6	100.0	0.0	50.4
700,001. - 800,000.	2	0.2	1,457,500	5.93	359	671	76.1	100.0	100.0	0.0	100.0
800,001. >=	2	0.3	1,966,788	5.85	356	743	56.8	57.0	57.0	0.0	43.0
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
Unavailable	4	0.1	846,175	6.44	359	0	72.1	27.9	100.0	0.0	28.9
476 - 500	1	0.0	63,927	8.83	358	500	80.0	100.0	100.0	0.0	100.0
501 - 525	138	2.5	19,101,555	8.33	356	515	77.8	73.5	99.3	0.0	78.3
526 - 550	306	5.0	38,571,683	7.80	353	539	77.5	83.2	98.4	0.0	84.2
551 - 575	475	8.5	65,396,392	7.44	354	564	80.8	85.0	98.9	0.0	71.9
576 - 600	604	11.4	87,457,586	7.08	356	589	82.6	86.2	98.9	0.0	62.6
601 >=	3,329	72.5	556,387,211	6.84	357	661	82.5	52.4	88.9	0.6	39.1
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
<= 80.00	2,778	59.9	459,700,232	6.73	356	637	76.6	57.9	95.9	0.0	43.9
80.01 - 85.00	655	12.3	94,722,191	7.19	356	608	84.6	68.3	89.9	0.2	71.6
85.01 - 90.00	746	15.3	117,286,385	7.09	357	627	89.6	72.9	90.3	0.3	58.7
90.01 - 95.00	505	9.7	74,607,465	8.01	356	658	94.9	51.5	67.7	1.2	32.0
95.01 - 100.00	173	2.8	21,508,256	8.09	354	669	99.9	65.5	99.2	8.9	21.0
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
Primary	4,337	91.7	703,732,170	6.93	356	630	81.6	62.8	100.0	0.3	49.3
Second Home	25	0.6	4,595,618	6.75	351	693	75.8	41.3	0.0	0.0	45.3
Investor	495	7.7	59,496,741	7.92	356	688	87.1	42.7	0.0	2.1	29.5
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
Full	3,133	61.1	468,960,095	6.86	356	620	82.1	100.0	94.2	0.1	55.4
Reduced	709	16.0	122,817,878	7.14	357	667	83.0	0.0	87.8	1.6	5.8
No Income/ No Asset	14	0.3	2,021,720	6.68	357	695	82.8	0.0	94.8	0.0	58.7
Stated Income / Stated Assets	1,001	22.7	174,024,835	7.31	356	652	80.9	0.0	87.5	0.5	56.8
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
<= 10.00000	4,729	98.9	759,030,291	6.96	356	635	81.9	61.4	92.0	0.1	47.9
10.00001 - 10.50000	61	0.6	4,878,490	10.24	350	606	89.2	37.6	71.9	10.9	42.9
10.50001 - 11.00000	36	0.3	2,389,467	10.74	349	615	90.9	43.4	72.6	28.8	31.0
11.00001 - 11.50000	11	0.1	521,247	11.18	342	636	92.7	34.9	34.3	33.6	33.7
11.50001 - 12.00000	6	0.0	251,192	11.88	302	675	95.0	15.2	70.9	84.8	15.2
12.00001 - 12.50000	6	0.0	206,861	12.32	348	680	91.7	22.2	22.2	77.8	22.2
12.50001 - 13.00000	3	0.0	132,922	12.72	298	655	90.9	26.3	75.7	73.7	0.0
13.00001 - 13.50000	4	0.1	391,263	13.13	359	693	89.3	7.3	0.0	100.0	7.2
13.50001 - 14.00000	1	0.0	22,796	13.84	359	674	95.0	0.0	0.0	100.0	100.0
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
Purchase	2,288	47.1	361,674,867	7.08	358	659	83.8	49.4	88.2	0.8	0.0
Refinance - Rate Term	267	5.1	39,237,847	6.89	355	617	82.1	77.8	95.5	0.4	0.0
Refinance - Cashout	2,302	47.8	366,911,814	6.95	355	613	80.2	70.8	94.6	0.1	100.0
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
<= 40.00	2,142	40.4	310,212,741	7.03	355	635	81.1	62.1	89.6	0.4	52.0
40.01 - 45.00	1,151	24.8	190,314,163	7.01	357	638	82.7	56.9	93.3	0.5	43.0
45.01 - 50.00	1,374	30.7	235,675,713	6.99	357	633	82.8	60.9	92.7	0.5	45.4
50.01 - 55.00	172	3.7	28,133,921	6.82	355	625	80.4	82.8	94.0	0.0	55.8
55.01 - 60.00	8	0.2	1,777,282	7.25	359	642	84.0	41.9	76.2	0.0	42.6
60.01 >=	10	0.2	1,710,709	6.77	359	653	80.1	39.6	100.0	0.0	13.2
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	# of	% of	Total	WAC	WAM	FICO	OLTV	% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	(%)			(%)	Doc	Occ	Lien	out
0	813	15.3	117,204,928	7.37	355	641	83.3	57.1	83.3	1.0	48.1
12	182	4.0	30,623,047	7.20	354	640	81.1	59.5	85.6	0.4	43.2
21	120	5.1	39,249,645	6.40	359	658	80.6	58.4	98.3	0.0	34.3
24	2,227	46.4	355,909,708	7.00	358	628	82.7	61.1	93.7	0.2	44.2
30	5	0.1	1,061,900	6.83	358	651	83.3	48.4	100.0	0.0	18.4
33	24	0.9	6,662,789	6.34	359	639	81.6	76.4	100.0	0.0	56.1
36	1,399	26.7	204,929,936	6.93	353	638	80.6	63.2	91.8	0.7	54.7
48	1	0.0	76,449	7.99	359	668	90.0	0.0	100.0	0.0	100.0
60	86	1.6	12,106,126	6.93	344	630	78.5	66.9	97.1	0.2	85.6
Total:	4,857	100.0	767,824,528	7.01	356	635	82.0	61.1	91.7	0.4	47.8

          *     Note, for second liens, CLTV is employed in this calculation.

Interest Only Period	# of	% of		A2/28	A3/27	A5/25	FICO	OLTV
(Months)	Loans	Sched_Bal	Total Sched_Bal	(%)	(%)	(%)	(%)	(%)
0	4,115	78.5	602,409,193	50.6	11.8	0.9	628.0	82.3
24	453	12.9	99,394,376	12.9	0.1	0.0	660.0	81.1
36	67	2.2	16,721,702	0.0	2.2	0.0	652.0	82.7
60	222	6.4	49,299,258	3.6	1.8	0.9	662.0	80.1
Total:	4,857	100.0	767,824,528	67.1	15.9	1.8	635.0	82.0

          *     Note, for second liens, CLTV is employed in this calculation.